UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

_____________

FORM 8-K

_____________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 7, 2019 (January 31, 2019)

Frontier FundS

FRONTIER BALANCED FUND

FRONTIER HERITAGE FUND

FRONTIER WINTON FUND

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-51274 (Commission File Number)	36-6815533 (IRS Employer Identification No.)

c/o Frontier Fund Management, LLC

25568 Genesee Trail Road

Golden, Colorado 80401

(Address of Principal Executive Offices)

(303) 454-5500

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.02.  Termination of a Material Definitive Agreement.

As of January 31, 2019, Winton Capital Management Limited (“Winton”) will no longer be an advisor to Frontier Balanced Fund, Frontier Heritage Fund, and Frontier Winton Fund (collectively “The Funds”) and has been replaced by Aspect Capital Limited (“Aspect”). Assets formerly managed by Winton will be added to the assets managed by Aspect in their Core Diversified Program. For information regarding Aspect or Aspect’s Core Diversified Program, including past performance information, please see the section below under Item 8.01 entitled Aspect Capital Limited.

Item 8.01. Other Events.

Effective as of February 2, 2019, the Frontier Winton Fund will become known as the Frontier Global Fund.

Effective as of February 2, 2019, Frontier Fund Management, the managing owner of the Registrant, added Aspect Capital Limited (“Aspect”) as a major commodity trading advisor for Frontier Heritage Fund and Frontier Global Fund (formerly Frontier Winton Fund).  Aspect will be trading the firm’s Core Diversified Program and accessed through the Galaxy Plus Managed Account platform.

The current commodity trading advisors, including those advising commodity pools on the Galaxy Plus Managed Account Platform and/or reference programs for the Frontier Balanced Fund are:

•	Aspect Capital Limited

•	Beach Horizon, LLP

•	Crabel Capital Management, LLC

•	Doherty Advisors, LLC (Non-major)

•	Emil Van Essen, LLC

•	Fort, LP

•	H2O AM, LLP

•	Landmark Trading Company (Non-major)

•	Quantitative Investment Management, LLC

•	QuantMetrics Capital Management, LLP

•	Quest Partners, LLC

•	Welton Investment Partners, LLC

The current commodity trading advisors, including those advising commodity pools on the Galaxy Plus Platform and/or reference programs for the Frontier Heritage Fund are:

•	Aspect Capital Limited

•	BH-DG Systematic Trading, LLP

•	Welton Investment Partners, LLC

The current commodity trading advisors, including those advising commodity pools on the Galaxy Plus Platform and/or reference programs for the Frontier Global Fund (formerly Frontier Winton Fund) are:

•	Aspect Capital Limited

Allocation of Assets among Trading Advisors and Commodity Pools

As a result of the removal of Winton Capital Management Limited, the managing owner has made the following allocation adjustments to Frontier Balanced Fund, Frontier Heritage Fund, and Frontier Global Fund (formerly Frontier Winton Fund).

As of February 2, 2019, the allocation of the assets of the Frontier Balanced Fund between the trading advisors was as follows (however, the actual allocation among trading advisors for the Frontier Balanced Fund will vary based on the relative trading performance of the trading advisors and/or reference programs, and the managing owner may otherwise vary such percentages from time to time in its sole discretion):

Advisor	Allocation as of Feb 2, 2019 (expressed as a percentage of aggregate notional exposure to commodity trading programs)
Aspect Capital Limited (accessed via Galaxy Plus Fund – Aspect Feeder Fund (532) LLC)	12%
Beach Horizon, LLP	4%
Crabel Capital Management, LLC	4%
Doherty Advisors, LLC (accessed via Galaxy Plus Fund – Doherty Feeder Fund (528) LLC)	4%
Emil van Essen LLC (accessed via Galaxy Plus Fund – Emil Van Essen STP Feeder Fund (516) LLC)	11%
FORT, L.P. (accessed via Galaxy Plus Fund – FORT Contrarian Feeder Fund (510) LLC)	12%
H2O AM LLP	16%
Landmark Trading Company (accessed via Galaxy Plus Fund – LRR Feeder Fund (522) LLC)	1%
Quantitative Investment Management, LLC (accessed via Galaxy Plus Fund – QIM Feeder Fund (526) LLC)	12%
QuantMetrics Capital Management LLP (accessed via Galaxy Plus Fund – QuantMetrics Feeder Fund (527) LLC)	11%
Quest Partners LLC (accessed via Galaxy Plus Fund – Quest Feeder Fund (517) LLC and Galaxy Plus Fund – Quest FIT Feeder Fund (531) LLC)	1%
Welton Investment Partners, LLC (accessed via Galaxy Plus Fund – Welton GDP Feeder Fund (538) LLC)	12%

As of February 2, 2019, the allocation of the assets of the Frontier Heritage Fund between the trading advisors was as follows (however, the actual allocation among trading advisors for the Frontier Heritage Fund will vary based on the relative trading performance of the trading advisors and/or reference programs, and the managing owner may otherwise vary such percentages from time to time in its sole discretion):

Advisor	Allocation as of Feb 2, 2019 (expressed as a percentage of aggregate notional exposure to commodity trading programs)
Aspect Capital Limited (accessed via Galaxy Plus Fund – Aspect Feeder Fund (532) LLC)	39%
BH-DG Systematic Trading, LLP	22%
Welton Investment Partners, LLC (accessed via Galaxy Plus Fund – Welton GDP Feeder Fund (538) LLC)	39%

As of February 2, 2019, the allocation of the assets of the Frontier Global Fund (formerly Frontier Winton Fund) between the trading advisors was as follows:

Advisor	Allocation as of Feb 2, 2019 (expressed as a percentage of aggregate notional exposure to commodity trading programs)
Aspect Capital Limited (accessed via Galaxy Plus Fund – Aspect Feeder Fund (532) LLC)	100%

GALAXY PLUS MANAGED ACCOUNT PLATFORM

The trust currently allocates a portion of assets of each series to one or more commodity pools available on the Galaxy Plus Platform, an unaffiliated, third-party managed account platform sponsored, maintained and administrated by Gemini, a wholly owned subsidiary of NorthStar Financial Services Group, LLC.

Each commodity pool is advised by an individual trading advisor. As of the date of this Prospectus, the commodity pool operator and sponsor of each commodity pool on the Galaxy Plus Platform is Gemini Alternative Funds, LLC.

ASPECT CAPITAL LIMITED

Background

Aspect Capital Limited (“Aspect”) offers discretionary advisory services to institutional, fund and high net worth investors in the speculative investment in multiple asset classes including, without limitation, futures, forwards and other derivative contracts.

Aspect was established in 1997 by Anthony Todd, Dr. Eugene Lambert, Martin Lueck and Michael Adam, all of whom were involved in the development of Adam, Harding and Lueck Limited (“AHL”, now part of Man Group plc), where they advanced the application of systematic quantitative techniques in managed futures investment. Aspect has a team of over 120 employees and manages approximately US$7.7 billion as of June 30, 2018. Aspect’s investment approach involves a strong focus on rigorous research, disciplined systematic implementation, robust risk management and efficient market access and execution.

Aspect is a limited liability company registered in England and Wales (registration number 3491169), which is regulated in the United Kingdom by the Financial Conduct Authority (“FCA”). Since October 1999, Aspect has been a member of the National Futures Association (“NFA”), registration number 0296934, and has been registered with the Commodity Futures Trading Commission (the “CFTC”) as a commodity trading advisor (“CTA”) effective October 13, 1999 and commodity pool operator effective October 13, 1999. Since December 27, 2012 Aspect has been approved as a swap firm by the NFA. Aspect has also been listed as a principal of its commodity trading advisor subsidiary Aspect Capital Inc. (“ACI”) (registration number 0346983) effective August 16, 2004. Aspect has also been registered with the Securities and Exchange Commission (“SEC”) as an investment adviser since October 2003. Neither Aspect’s registration with the CFTC and SEC nor its membership in NFA should be taken as an indication that the CFTC, SEC, NFA, or any other regulatory agency or body has recommended or approved Aspect. The main business address of Aspect is 10 Portman Square, London, W1H 6AZ, England. Aspect’s telephone number in London is +44 20 7170 9700. Aspect’s books and records will be kept at its main business address and, where applicable, are available for inspection at that location.

Principals

THE PRINCIPALS OF ASPECT ARE ANTHONY TODD, KEVIN CARTER, BARNEY DALTON, PETER GIBBS, KENNETH HOPE, MARTIN LUECK, JONATHAN GREENWOLD, JONATHAN CAPLAN, ROSEMARY REYNOLDS AND (FROM TIME TO TIME) COMMERCE HOUSE TRUSTEES LIMITED FOR AND ON BEHALF OF THE ASPECT CAPITAL EMPLOYEE BENEFIT TRUST NO. 2.

Anthony Todd	Chief Executive Officer

Mr. Todd co-founded Aspect in September 1997 and is the Chief Executive Officer of Aspect. He has been an NFA listed principal, and a CFTC Associated Member and Associated Person of Aspect from October 13, 1999 to the present. Mr. Todd has also been listed with the NFA as a principal of ACI since April 14, 2005 as he indirectly owns more than 10% of the share capital of ACI. Mr. Todd has been approved as a swaps Associated Person of Aspect since December 27, 2012. Mr. Todd chairs Aspect’s Executive Board, which determines Aspect’s overall corporate and strategic direction. Mr. Todd also chairs Aspect’s Risk Management Committee and is a member of Aspect’s Investment Management Committee. Before establishing Aspect, Mr. Todd worked for five years (from March 1992 to October 1997) at Adam, Harding and Lueck Limited (“AHL”) initially as Director of Financial Engineering and Product Development, before moving to Switzerland as Director of Marketing and Institutional Sales. Prior to this role, Mr. Todd was a strategy consultant at Mars & Co., a Paris based consultancy, from September 1990 to March 1992. From July 1989 to July 1990, Mr. Todd studied at INSEAD in France, and from September 1982 to June 1989 he was with UBS, an international investment bank, in London as Assistant Director in the International Government Bond Group. Mr. Todd holds a B.A. in Physics from Oxford University and an M.B.A. from INSEAD in France.

Kevin Carter	Non-Executive Director

Dr. Carter joined Aspect in December 2015 as a Non-Executive Director. Dr. Carter assists the board in achieving its strategic objectives. These include providing leadership to Aspect within a framework of prudent and effective controls, setting strategic aims, ensuring that Aspect has the necessary resources to meet its objectives, reviewing management performance, setting company values and standards, ensuring that Aspect meets and understands its obligations to its shareholders and others and promoting the success of Aspect. Dr. Carter has been listed with the NFA as a principal of Aspect effective 8 February 2016. Dr. Carter started his career in July 1977 at Old Mutual Life Assurance Society (an international investments, savings, insurance and banking group) in South Africa as Head of Investment Research, where he led a team of company research analysts producing stock valuations which were used by the firm’s portfolio managers in portfolio construction. In July 1982 he left Old Mutual Life Assurance Society and in August 1982 he joined Allan Gray Investment Counsel (a privately-owned investment manager in Africa) as a partner where he worked principally as a company researcher with responsibility for generating buy and sell recommendations for the firm’s client portfolios. Dr. Carter left Allan Gray Investment Counsel in February 1985 and went back to Old Mutual Life Assurance Society in March 1985 in South Africa, managing the main “with-profit” life portfolio of the firm and several other major client portfolios. In early 1987 Dr. Carter was appointed as Assistant General Manager in the Investments Department in South Africa before relocating to the U.K. in September 1987 as Chief Executive Officer of an Old Mutual subsidiary which later became Old Mutual Asset Managers (UK) Limited. This company managed institutional and retail mutual funds for U.K. and international clients. Dr Carter was responsible for the overall business and its development until April 2000. In April 2000, after the acquisition by Old Mutual plc of United Asset Management Inc. in the U.S., Dr. Carter became Chief Executive Officer of Old Mutual Asset Managers (US) LLC, a newly formed company holding Old Mutual plc’s interests in seven of the United Asset Management Inc. investment affiliates chosen to offer complimentary and diverse investment styles principally to U.S. institutional clients. His responsibilities involved reorganizing the financial arrangements of these affiliates from revenue sharing to profit sharing and creating an initial joint marketing and sales organization for these affiliates. Dr. Carter left Old Mutual in October 2001 and took a short break from employment until January 2002, when he began working at Watson Wyatt LLP (the global consulting firm) in the U.K. After initially working as a Senior Investment Consultant advising on the investment and asset structures of major UK pension funds, he became Head of the European Investment Consulting Practice & Main Partner in July 2005. This role involved leading the firm’s investment consulting practice in the UK and Europe, while retaining a small number of major pension clients, and serving on the firm’s management committee. In October 2006, Dr. Carter left Watson Wyatt and, in November 2006, joined JP Morgan Securities Limited (part of the investment banking arm of the international investment bank) in the UK. He was a Managing Director and Head of the EMEA Pension Advisory Group, where he had responsibility for building a team to present the bank’s investment risk management products to leading UK and European pension schemes. Dr. Carter left JP Morgan Securities Limited in March 2009 to begin his career as a non-executive director. Dr. Carter is currently a non-executive director at JP Morgan American Investment Trust Plc, a large London listed actively managed investment trust focused on US equities (since July 2014), Universities Superannuation Scheme Limited, the principal pension scheme for employees of universities, higher education authorities and similar in the UK (since September 2012) and a related company called USS Investment Management Limited (since September 2013), Lowland Investment Company Plc, a London listed actively managed investment trust focused on U.K. equities (since October 2009), BBC Pension Trust Limited, the pension fund for the British public broadcasting corporation (as a member of the investment committee since October 2009 and as a director since August 2011) and Murray International Trust Plc, a large listed British investment trust focused on worldwide equities (since April 2009). Previously, Dr. Carter served as chairman at Hermes GPE LLP, a leading specialist investor focused on global private equity and infrastructure investments (from April 2010 to October 2013) and non-executive director at Legal & General Investment Management Limited, an asset manager and global investor (from March 2009 to March 2012) and at Centrica Combined Common Investment Fund Limited, the pension fund for the multinational energy company (from March 2010 to March 2016). Dr. Carter has a PhD in Finance from the University of Cape Town, an M.B.A. from the Wits Graduate School of Business, Johannesburg and is a CFA charter holder.

Barney Dalton	Chief Technology Officer

Dr. Dalton joined Aspect in November 2006 and has been listed with the NFA as a principal of Aspect effective November 7, 2011 to the present. As Chief Technology Officer, Dr. Dalton leads Aspect's technology teams, which includes responsibility for the development and operation of Aspect's execution infrastructure. Dr. Dalton joined Aspect from Brevan Howard, a London based hedge fund manager, where he worked as a Senior Quantitative Developer from December 2004 until November 2006. From June 2000 to December 2004, Dr. Dalton was a Software Team Lead at RadioScape, a world leader in digital signal processing. Dr. Dalton holds a First Class Honours in Engineering Science (MEng) from Magdalen College, University of Oxford (where he studied from 1990 to 1994), and a PhD in Robotics from the University of Western Australia (where he studied from 1996 to 2000). Between degrees Dr. Dalton worked as a Research Assistant at the University of Oxford from September 1994 to June 1995, and as a Software Developer at The Technology Partnership from July 1995 to January 1996.

Peter Gibbs	Non-Executive Director

Mr. Gibbs joined Aspect in February 2013 as a Non-Executive Director.  Mr. Gibbs assists the board in achieving its strategic objectives. These include providing leadership to Aspect within a framework of prudent and effective controls, setting strategic aims, ensuring that Aspect has the necessary resources to meet its objectives, reviewing management performance, setting company values and standards, ensuring that Aspect meets and understands its obligations to its shareholders and others and promoting the success of Aspect. Mr. Gibbs has been listed with the NFA as a principal of Aspect effective 4 April 2013.  Before joining Aspect, Mr. Gibbs worked at Brown Shipley & Co. (a U.K. private bank), initially as a bank trainee and subsequently in the Investment Department from August 1974 to August 1985.  In August 1985 Mr. Gibbs was appointed senior portfolio manager at Bankers Trust Co. (an international banking organization specializing in the provision of trust services) where he managed U.K. equities for U.K. and U.S. pension funds.  In June 1989 Mr. Gibbs joined Mercury Asset Management (a U.K.-based investment management business) where he held a number of roles including Head of the International Division.  In 1997 Mercury Asset Management was acquired by Merrill Lynch Investment Managers, an international investment management business which at the time was part of the Merrill Lynch group of companies.  Mr. Gibbs performed a variety of roles in the enlarged group including Co-Head of Equities and Head of the European Region with responsibility for sales, marketing, operations and support groups, Chief Investment Officer for Merrill Lynch Investment Managers outside of the United States of America and Head of the International Region. In November 2005 Mr. Gibbs retired from Merrill Lynch Investment Managers in order to build a portfolio of non-executive appointments.  Currently, Mr. Gibbs is a Non-Executive Director of Bank of America Merrill Lynch U.K. Pension Trustees Ltd, which is responsible for the administration of the Bank of America Merrill Lynch U.K. Pension Plans (since June 2006) and Intermediate Capital Group Plc, a U.K.-based provider of mezzanine finance (since March 2010). Mr. Gibbs is also a Non-Executive Director and the Non-Executive Chairman of Ashmore Group Plc, a specialist emerging markets investment manager (since April 2015) ) and the Chairman of Trustees of the VISA Europe Pension Plan, which is responsible for administering the pension plan for the employees of VISA Europe (since October 2016).  Previously, Mr. Gibbs was Chairman of Turquoise Services Ltd, an operator of a multilateral trading facility (from April 2008 to March 2010) and a Non-Executive Director of a number of companies within the Friends Life group of companies, a provider of financial products and services (from July 2011 to April 2015), United Kingdom Financial Investments, a UK Government Agency responsible for managing the Government's investments in the Banking sector (from January 2009 to July 2014), Bridgewell Group Plc, a U.K.-based investment bank (from March 2006 to August 2007), Evolution Group Plc, a U.K.-based financial services business (from October 2007 to January 2011), Impax Asset Management Group Plc, a U.K.-based asset management business (from January 2008 to May 2013) and a number of companies within the Friends Life group of companies, a provider of financial products and services (from July 2011 to July 2015).

Kenneth Hope	Chief Operating Officer

Mr. Hope, who joined Aspect in February 2004 and has been listed with the NFA as a principal of Aspect effective 10 March 2009 to the present, heads up the Finance and Treasury teams and manages Aspect’s Operations, Fund Accounting, Organizational Development and Business Assurance functions.  Mr. Hope was responsible for setting up the in-house Treasury department at Aspect through 2004 and has since held senior positions within both the finance and treasury teams.  Mr. Hope joined Aspect from Credit Suisse First Boston International, the global derivatives division of Credit Suisse (the international financial services group) where he worked from May 2000 to April 2003 as a financial controller and later an assistant vice president, responsible for international financial and regulatory reporting and strategic change management.  Between April 2003 and February 2004, Mr. Hope took a sabbatical from employment. Mr. Hope qualified as a chartered accountant with PricewaterhouseCoopers, an international auditing and professional services firm, where he worked as an auditor from April 1997 to April 2000. Mr. Hope also holds a bachelor of commerce degree as well as a diploma in accountancy from the University of Natal, South Africa where he graduated in December 1996.

Martin Lueck	Research Director

Mr. Lueck co-founded Aspect in September 1997 and has been listed with the NFA as a principal and as a CFTC Associated Member and Associated Person of Aspect from October 13, 1999 to the present. As President of ACI, Mr. Lueck has also been listed with the NFA as a principal of ACI since October 12, 2004 and as a CFTC associated person of ACI since December 7, 2004. Mr. Lueck has been approved as a swaps Associated Person of each of Aspect and ACI since December 27, 2012. His duties as a principal of ACI are to assist and supervise the sales team of ACI. As Research Director, he oversees the Research team which is responsible for generating and analyzing fundamental research hypotheses for development of all Aspect’s investment programs. Mr. Lueck chairs Aspect’s Investment Management Committee and is a member of Aspect’s Risk Management Committee. Prior to founding Aspect, Mr. Lueck was with AHL, which he co-founded in February 1987 with Michael Adam and David Harding. Man Group plc (a leading global provider of alternative investment products and solutions) completed the purchase of AHL in 1994 and Mr. Lueck left in 1996. At AHL, Mr. Lueck was instrumental in developing AHL’s trading systems and approach to research as well as the proprietary software language that provided the platform for all of AHL’s product engineering and implementation. During the period from May 1989 to April 1996, Mr. Lueck was listed with the CFTC as a principal and associated person of AHL. From May 1996 through August 1997, Mr. Lueck was on gardening leave from AHL during which time he helped establish his wife’s publishing business Barefoot Books. Mr. Lueck was a Director of Research at Brockham Securities Limited, a London based commodity trading advisor, from October 1984 to February 1987 and an executive in the Japanese Equity Sales department of Nomura International, a provider of financial services for individual, institutional, corporate, and government clients, from January to October 1984. Mr. Lueck serves on the Board of the National Futures Association. He holds an M.A. in Physics from Oxford University and currently serves as Chair of the Oxford Physics Development Board.

Jonathan Greenwold	General Counsel

Mr. Greenwold joined Aspect in June 2008 and in March 2015 was appointed to Aspect’s Executive Board as General Counsel.  Mr. Greenwold has been listed with the NFA as a principal of Aspect effective March 9, 2015. Mr. Greenwold was previously listed with the NFA as a principal of Aspect effective September 6, 2012 to December 3, 2013. Mr. Greenwold has had responsibility for Aspect's Legal and Compliance teams since July 2011 when he was appointed as Director of Legal and Compliance; and has been Aspect's Company Secretary since May 2011. Mr. Greenwold was previously Head of Legal at Aspect from May 2010, with responsibility for Aspect’s Legal team, having initially joined Aspect as a Senior Lawyer. Prior to joining Aspect, Mr Greenwold worked at the leading international law firm Slaughter and May, initially as a trainee solicitor from August 2001 to November 2003 and subsequently as a qualified solicitor from November 2003 to May 2008. Mr Greenwold holds an M.A. in law from City University, London and an M.A. in history from St Hugh's College, Oxford University.

Rosemary Reynolds Chief Commercial Officer

Mrs. Reynolds joined Aspect Capital in May 2005 and was appointed to Aspect’s Executive Board as Chief Commercial Officer in March 2018. Mrs. Reynolds has been listed with the NFA as a principal of Aspect effective March 29, 2018 and a CFTC Associated Person of Aspect from August 19, 2013. Mrs. Reynolds has responsibility for global business development and commercial. Mrs. Reynolds started at Aspect as a lawyer and was promoted to Head of Legal in 2007 before being appointed Deputy Chief Operating Officer in June 2010. In 2013, she moved across to Business Development and in January 2014 was promoted to Director of Client Services and Marketing, before becoming Director of Business Development in January 2016. Prior to joining Aspect, Mrs. Reynolds worked at Hogan Lovells from 2001 to 2005, qualifying as a corporate lawyer in 2003. Mrs. Reynolds holds an LL.B (Honours) from Glasgow University and a Postgraduate Diploma in Legal Practice from the College of Law (York).

Jonathan Caplan	Compliance Officer

Mr. Caplan joined Aspect in November 2012. Mr. Caplan has been listed with the NFA as a principal of Aspect effective December 2, 2013 and registered with the CFTC as an Associated Person of Aspect effective February 25, 2016. Prior to joining Aspect, Mr. Caplan worked at Morgan Stanley Private Wealth Management (the private wealth division of the international investment bank), initially as a Vice President in the Compliance Department from June 2009 to May 2011 and then from May 2011 to June 2012 as the Head of Executive Investment Services, a department providing assistance to senior executives seeking to liquidate the non-cash component of their employment compensation. From June 2012 to November 2012, Mr. Caplan took a career break. From September 2008 to June 2009, Mr. Caplan was appointed as the Head of Compliance at Abu Dhabi Investment House (an Abu Dhabi based investment management company focused on real estate). From June 2003 until September 2008, Mr. Caplan held a variety of roles at Bear Sterns International Limited, the former US-registered broker-dealer. He was the Head of U.K. Private Client Services Compliance from November 2005 to September 2008, a Fixed Income Compliance Officer from December 2004 until November 2005, Deputy Money Laundering Reporting Officer from March 2004 until December 2004 and a Compliance Analyst from June 2003 until March 2004. Prior to this, Mr. Caplan worked as Compliance Analyst at Barclays Capital (the international investment bank) from November 2001 until June 2003. Between December 2000 and November 2001, Mr. Caplan took a sabbatical following completion of his university studies. Mr. Caplan holds a Bachelor of Commerce (Honours) degree from Rhodes University in South Africa where he graduated in December 2000.

Commerce House Trustees Limited for and on behalf of the Aspect Capital Employee Benefit Trust Number. 2

Commerce House Trustees Limited is the trustee of the Aspect Capital Employee Benefit Trust Number 2. The trust is an employee benefit trust which holds shares in Aspect in connection with Aspect’s employee equity schemes. From time to time the trust may hold 10% or more of Aspect’s shares and therefore be required to be listed with the NFA as a principal and was registered with the CFTC as a principal of Aspect Capital, Ltd. effective August 19, 2014 and Aspect Capital, Inc. effective December 21, 2015. As at the day of this Disclosure Document the trust holds more than 10% of Aspect’s shares and is currently a principal of Aspect.

Aspect and its Principals do not have a beneficial or ownership interest in the Trust or any of the Series.

Legal Actions

There have been no material administrative, civil or criminal actions (whether pending, on appeal or concluded) against Aspect or its Principals during the last five years.

Trading Approach

The Aspect Core Diversified Program is proprietary and highly confidential to Aspect. Accordingly, the description set out below is general only and is not intended to be exhaustive or absolute.

The Aspect Core Diversified Program applies a systematic and broadly diversified global investment process, which primarily through the use of derivative contracts, seeks to identify and exploit directional moves in the market behaviour of a broad range of financial instruments and other assets including (but not limited to) currencies, interest rates, equities, equity indices, debt securities (including bonds), and commodities (including energy, metal and agricultural commodities). The derivative contracts that may be used include (but are not limited to) futures, forwards and swaps. Aspect does not engage in retail, off-exchange foreign currency investment pursuant to the Aspect Core Diversified Program. By maintaining comparatively small exposure to any individual market and maintaining positions in a variety of contracts, Aspect aims to achieve long term diversification. Generally, the Aspect Core Diversified Program maintains positions, which may be in either direction - long or short - in the majority of markets which have been identified as being available for investment by that program. Market direction varies based on the direction of the aggregate signal, and position concentration varies according to the strength of signals, volatility and liquidity amongst other factors. The emphasis is upon structuring a genuinely diversified set of market risk allocations that is designed to maximize the probability of returns wherever profit opportunities appear. Market exposures are monitored daily and the level of exposure of the Aspect Core Diversified Program in each market is quantifiable at all times and changes in accordance with market volatility and liquidity.

The Aspect Core Diversified Program employs an automated system to collect, process and analyze market data (including current and historical price data) and identify and exploit directional moves in market behavior. The Aspect Core Diversified Program invests across a variety of frequencies to exploit trends over a range of timescales. Positions are taken according to the aggregate signal and are adjusted to control risk.

The investment objective of the Aspect Core Diversified Program is to generate significant medium-term capital growth independent of overall movements in traditional stock and bond markets within a rigorous risk management framework (the “Investment Objective”). This Investment Objective is intended to be achieved through investing in relevant asset classes applying the Aspect Core Diversified Program (the “Investment Policy”).

The core objectives that apply to the Aspect Core Diversified Program are:

(i)	to produce strong medium-term capital growth;

(ii)	to seek and exploit profit opportunities in both rising and falling markets using a disciplined quantitative and systematic investment process;

(iii)	to seek long term diversification away from overall movements in traditional bond and stock markets and thereby play a valuable role in enhancing the risk/return profile of traditional investment portfolios; and

(iv)	to minimize risk by operating in a diverse range of markets and sectors using a consistent investment process that adheres to pre-defined and monitored risk limits and determines market exposure in accordance with factors including (but not limited to) market correlation, volatility, liquidity and the cost of market access.

The Aspect Core Diversified Program is applied by Aspect without any predetermined preference for any market. Rather, allocations to strategies and individual markets depend upon an analysis of a range of factors which may include liquidity, correlation and cost of execution. Allocations are currently made on a long-term average risk basis which takes into account varying levels of market volatility and intra-market correlation. These allocations are subject to regular review and may change from time to time at Aspect’s discretion.

Past Performance of Core Diversified Program

Aspect Capital Limited Core Diversified Program+

Monthly Rates of Return	2018 (%)	2017 (%)	2016 (%)	2015 (%)	2014 (%)
January	6.00	-0.84	2.67	3.12	--
February	-8.42	1.26	1.35	-0.64	--
March	-0.63	-0.94	-4.08	2.30	--
April	0.74	-1.26	-3.07	-4.05	--
May	-4.65	-0.64	-0.41	0.19	--
June	1.44	-2.14	3.37	-2.34	--
July		2.64	0.79	2.98	--
August		1.45	-1.48	-1.21	--
September		-2.63	-0.20	1.13	--
October		4.75	-2.70	-1.31	--
November		1.24	-0.62	1.80	3.03
December		-0.86	0.30	-0.76	2.78
Compound Rate of Return	-6.00 (6 Months)	1.79	-4.27	0.92	5.90 (2 Months)

PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

Name of CTA:	Aspect Capital Limited
Name of program:	Core Diversified Program
Inception of trading by CTA:	December 1998
Inception of trading in program+:	November 2014
Worst monthly drawdown*+:	-8.42% (February 2018)
Worst peak-to-valley drawdown**+: Totals Assets in the Program+:	-13.23% (March 2016 – May 2018) $1.205 billion (June 30, 2018)
Total Assets Under Management of the CTA:	$7.668 billion (June 30, 2018)

  *         Draw-down means losses experienced by the trading program over a specified period.

**         Worst peak-to-valley draw-down means the greatest cumulative percentage decline in month-end net asset value due to losses sustained by the trading program during any period in which the initial month-end net asset value is not equaled or exceeded by a subsequent month-end net asset value.

+ Performance and data points shown above refers to the Aspect Core Diversified Fund, a representative account of the Aspect Core Diversified Program. Please note the Aspect Core Diversified Fund performance is shown net of 1.45% total expenses.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Frontier Funds
(Registrant)

Date: February 7, 2019	By:	/s/ Patrick F. Hart III
Patrick F. Hart III
President and Chief Executive Officer of Frontier Fund Management, LLC, the Managing Owner

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Frontier Balanced Fund,
a Series of Frontier Funds
(Registrant)

Date: February 7, 2019	By:	/s/ Patrick F. Hart III
Patrick F. Hart III
President and Chief Executive Officer of Frontier Fund Management, LLC, the Managing Owner of Frontier Balanced Fund, a Series of Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Frontier Heritage Fund,
a Series of Frontier Funds
(Registrant)

Date: February 7, 2019	By:	/s/ Patrick F. Hart III
Patrick F. Hart III
President and Chief Executive Officer of Frontier Fund Management, LLC, the Managing Owner of Frontier Heritage Fund, a Series of Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Frontier Global Fund (formerly known as Frontier Winton Fund), a Series of Frontier Funds
(Registrant)

Date: February 7, 2019	By:	/s/ Patrick F. Hart III
Patrick F. Hart III
President and Chief Executive Officer of Frontier Fund Management, LLC, the Managing Owner of Frontier Global Fund (formerly known as Frontier Winton Fund), a Series of Frontier Funds